EXHIBIT 99.3
                                 ------------

                                A Confirmation

(LOGO OMITTED) UBS


Date:                   30 June 2006

To:                     UBS Real Estate Securities, Inc. ("Counterparty")

Attention:              Swaps Administration

From:                   UBS AG, London Branch ("UBS AG")

Subject:                Interest Rate Cap Transaction
                        UBS AG Ref: 37401334
Dear Sirs

The purpose of this communication is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below. This Confirmation constitutes a "Confirmation" as referred to in the Master Agreement or Agreement specified below.

The definitions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between any of the definitions listed above and this Confirmation, this Confirmation will govern.

UBS, Counterparty and The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-OA10 (the "Transferee") have entered into an assignment agreement (the "Assignment Agreement") relating to this Transaction. Upon payment of the Fixed Amount and satisfaction of any other conditions described herein, as of 30 June 2006 (the "Transfer Date"), under the terms of the Assignment Agreement, among other things, Counterparty will transfer its interest as Counterparty to the Transaction under this Confirmation to the Transferee, and under which the Transferee shall assume the rights and obligations of Counterparty to the Transaction under this Confirmation (the "Transfer"). Upon Transfer of this Transaction to the Transferee, all references to Party B or the Counterparty or words of similar meaning or import shall be deemed to be a reference to the Transferee.
As of the date of such Transfer, the Transferee and UBS will be deemed to enter into an ISDA Master Agreement in the form of the 1992 ISDA Master Agreement (Multicurrency - Cross Border) published by the International Swaps and Derivatives Association, Inc. (the "Form ISDA Master Agreement") without any Schedule, except for the elections and modifications that are provided in this Confirmation. As of the date of such Transfer, as between the Transferee and UBS, this Confirmation shall be deemed to supplement, form a part of, and be subject to the Form ISDA Master Agreement. All provisions contained in the Form ISDA Master Agreement shall govern this Confirmation except as expressly modified herein.

The terms of the particular Interest Rate Cap Transaction to which this Confirmation relates are as follows:

General Terms
-------------

Trade Date:                    30 June 2006

Effective Date                 25 November 2007


UBS AG Ref: 37401334
New AG Ref: 37401506                                                    1

Termination Date:              25 September 2015

Calculation Amount:            Initially USD 8,460,311.1280 amortizing as per
                               the Amortization Schedule below

Amortization Schedule:

-------------------------------------------------------------------------------
                               Period up to but
  Period from and including:         excluding:        Calculation Amount (USD)
-------------------------------------------------------------------------------
        Effective Date                25-Dec-07                8,460,311.1280
          25-Dec-07                   25-Jan-08                8,125,147.2520
          25-Jan-08                   25-Feb-08                7,860,932.5800
          25-Feb-08                   25-Mar-08                7,606,417.5600
          25-Mar-08                   25-Apr-08                7,361,081.0720
          25-Apr-08                   25-May-08                7,124,340.1960
          25-May-08                   25-Jun-08                6,895,603.7560
          25-Jun-08                   25-Jul-08                6,612,771.5640
          25-Jul-08                   25-Aug-08                6,401,481.9160
          25-Aug-08                   25-Sep-08                6,197,010.4680
          25-Sep-08                   25-Oct-08                5,999,479.5600
          25-Oct-08                   25-Nov-08                5,808,652.6960
          25-Nov-08                   25-Dec-08                5,623,784.1600
          25-Dec-08                   25-Jan-09                5,315,682.1040
          25-Jan-09                   25-Feb-09                5,130,973.2640
          25-Feb-09                   25-Mar-09                4,952,462.0640
          25-Mar-09                   25-Apr-09                4,778,757.1960
          25-Apr-09                   25-May-09                4,611,165.0120
          25-May-09                   25-Jun-09                4,445,160.3240
          25-Jun-09                   25-Jul-09                4,214,853.0840
          25-Jul-09                   25-Aug-09                4,057,135.8960
          25-Aug-09                   25-Sep-09                3,905,146.4880
          25-Sep-09                   25-Oct-09                3,758,436.7320
          25-Oct-09                   25-Nov-09                3,615,512.2400
          25-Nov-09                   25-Dec-09                3,478,246.4840
          25-Dec-09                   25-Jan-10                3,284,321.7440
          25-Jan-10                   25-Feb-10                3,160,513.8800
          25-Feb-10                   25-Mar-10                3,041,206.1480
          25-Mar-10                   25-Apr-10                2,925,427.4360
          25-Apr-10                   25-May-10                2,815,031.6840
          25-May-10                   25-Jun-10                2,708,525.4880
          25-Jun-10                   25-Jul-10                2,549,607.7280
          25-Jul-10                   25-Aug-10                2,454,111.8320
          25-Aug-10                   25-Sep-10                2,362,550.5000
          25-Sep-10                   25-Oct-10                2,274,515.4160
          25-Oct-10                   25-Nov-10                2,189,563.3480
          25-Nov-10                   25-Dec-10                2,108,125.9680
          25-Dec-10                   25-Jan-11                1,939,600.6120

UBS AG Ref: 37401334
New AG Ref: 37401506                                                    2

          25-Jan-11                   25-Feb-11                1,866,939.4960
          25-Feb-11                   25-Mar-11                1,797,039.2800
          25-Mar-11                   25-Apr-11                1,729,032.5600
          25-Apr-11                   25-May-11                1,664,262.3280
          25-May-11                   25-Jun-11                1,601,534.9200
          25-Jun-11                   25-Jul-11                1,488,434.1200
          25-Jul-11                   25-Aug-11                1,435,578.9720
          25-Aug-11                   25-Sep-11                1,384,886.4800
          25-Sep-11                   25-Oct-11                1,336,129.2480
          25-Oct-11                   25-Nov-11                1,288,958.2880
          25-Nov-11                   25-Dec-11                1,242,983.5240
          25-Dec-11                   25-Jan-12                1,146,398.7760
          25-Jan-12                   25-Feb-12                1,105,789.0160
          25-Feb-12                   25-Mar-12                1,066,644.3360
          25-Mar-12                   25-Apr-12                1,028,914.0800
          25-Apr-12                   25-May-12                 992,604.7320
          25-May-12                   25-Jun-12                 957,626.2320
          25-Jun-12                   25-Jul-12                 871,114.7720
          25-Jul-12                   25-Aug-12                 840,600.9840
          25-Aug-12                   25-Sep-12                 811,299.9480
          25-Sep-12                   25-Oct-12                 783,062.0200
          25-Oct-12                   25-Nov-12                 755,849.8160
          25-Nov-12                   25-Dec-12                 729,627.3680
          25-Dec-12                   25-Jan-13                 653,995.5760
          25-Jan-13                   25-Feb-13                 629,738.0240
          25-Feb-13                   25-Mar-13                 606,383.7920
          25-Mar-13                   25-Apr-13                 583,895.5600
          25-Apr-13                   25-May-13                 562,276.4560
          25-May-13                   25-Jun-13                 541,478.0960
          25-Jun-13                   25-Jul-13                 482,694.4440
          25-Jul-13                   25-Aug-13                 463,712.3000
          25-Aug-13                   25-Sep-13                 445,506.5120
          25-Sep-13                   25-Oct-13                 427,988.9600
          25-Oct-13                   25-Nov-13                 411,137.8600
          25-Nov-13                   25-Dec-13                 394,931.8840
          25-Dec-13                   25-Jan-14                 379,346.9520
          25-Jan-14                   25-Feb-14                 364,359.8240
          25-Feb-14                   25-Mar-14                 349,951.0520
          25-Mar-14                   25-Apr-14                 336,101.5600
          25-Apr-14                   25-May-14                 322,808.2880
          25-May-14                   25-Jun-14                 310,038.2400
          25-Jun-14                   25-Jul-14                 297,784.4840
          25-Jul-14                   25-Aug-14                 286,112.9520
          25-Aug-14                   25-Sep-14                 274,931.9680
          25-Sep-14                   25-Oct-14                 264,187.5120
          25-Oct-14                   25-Nov-14                 253,866.7480


UBS AG Ref: 37401334
New AG Ref: 37401506                                                    3

          25-Nov-14                   25-Dec-14                 243,952.8440
          25-Dec-14                   25-Jan-15                 234,431.6080
          25-Jan-15                   25-Feb-15                 225,287.3040
          25-Feb-15                   25-Mar-15                 216,506.6480
          25-Mar-15                   25-Apr-15                 208,076.6960
          25-Apr-15                   25-May-15                 199,981.0840
          25-May-15                   25-Jun-15                 192,207.4200
          25-Jun-15                   25-Jul-15                 184,747.4360
          25-Jul-15                   25-Aug-15                 177,563.8560
          25-Aug-15               Termination Date            11,130,050.6880
The dates in the above schedule with the exception of the Effective Date will be subject to no adjustment
              --

Seller of the Cap:             UBS AG

Buyer of the Cap:              Counterparty

Calculation Agent:             UBS AG; provided, however, that if an Event of
                               Default occurs where UBS AG is the Defaulting
                               Party, and such Event of Default remains in effect, then Counterparty may appoint a financial institution that is a Reference Market-maker to act as the Calculation Agent.

Business Days:                  New York

Broker:                         None

Fixed Amounts

Fixed Rate Payer:              Counterparty

Fixed Amount:                  USD 5,251,000.00

Fixed Rate Payer Payment Date: 30 June 2006

Business Day Convention:       Not Applicable

Floating Amounts
----------------

Floating Rate Payer:           UBS AG

Cap Rate:                      With respect to any  Calculation Period, the cap
                               rate set forth  for  such  period in  Cap  Rate
                               Schedule A

Cap Rate Schedule A
------------------------------------------------------------------------------
  Period From:                     Period To:      Cap Rate (percent per annum)
  ------------                     ----------      ----------------------------
 Effective Date                    25-Dec-07                       7.1900
    25-Dec-07                      25-Jan-08                       7.1800
    25-Jan-08                      25-Feb-08                       7.1800
    25-Feb-08                      25-Mar-08                       7.1600
    25-Mar-08                      25-Apr-08                       7.1300

UBS AG Ref: 37401334
New AG Ref: 37401506                                                    4

    25-Apr-08                      25-May-08                       7.1300
    25-May-08                      25-Jun-08                       7.1200
    25-Jun-08                      25-Jul-08                       7.2000
    25-Jul-08                      25-Aug-08                       7.2100
    25-Aug-08                      25-Sep-08                       7.2100
    25-Sep-08                      25-Oct-08                       7.2100
    25-Oct-08                      25-Nov-08                       7.2100
    25-Nov-08                      25-Dec-08                       7.2100
    25-Dec-08                      25-Jan-09                       7.2100
    25-Jan-09                      25-Feb-09                       6.8400
    25-Feb-09                      25-Mar-09                       6.8400
    25-Mar-09                      25-Apr-09                       6.8400
    25-Apr-09                      25-May-09                       6.8400
    25-May-09                      25-Jun-09                       6.8400
    25-Jun-09                      25-Jul-09                       6.8800
    25-Jul-09                      25-Aug-09                       6.8900
    25-Aug-09                      25-Sep-09                       6.8900
    25-Sep-09                      25-Oct-09                       6.8900
    25-Oct-09                      25-Nov-09                       6.8900
    25-Nov-09                      25-Dec-09                       6.9000
    25-Dec-09                      25-Jan-10                       6.9000
    25-Jan-10                      25-Feb-10                       6.9000
    25-Feb-10                      25-Mar-10                       6.9000
    25-Mar-10                      25-Apr-10                       6.9000
    25-Apr-10                      25-May-10                       6.9000
    25-May-10                      25-Jun-10                       6.7100
    25-Jun-10                      25-Jul-10                       6.7400
    25-Jul-10                      25-Aug-10                       6.7400
    25-Aug-10                      25-Sep-10                       6.7500
    25-Sep-10                      25-Oct-10                       6.7500
    25-Oct-10                      25-Nov-10                       6.7500
    25-Nov-10                      25-Dec-10                       6.7600
    25-Dec-10                      25-Jan-11                       6.7600
    25-Jan-11                      25-Feb-11                       6.7600
    25-Feb-11                      25-Mar-11                       6.7600
    25-Mar-11                      25-Apr-11                       6.7700
    25-Apr-11                      25-May-11                       6.7700
    25-May-11                      25-Jun-11                       6.7700
    25-Jun-11                      25-Jul-11                       6.6600
    25-Jul-11                      25-Aug-11                       6.6600
    25-Aug-11                      25-Sep-11                       6.6600
    25-Sep-11                      25-Oct-11                       6.6600
    25-Oct-11                      25-Nov-11                       6.6700
    25-Nov-11                      25-Dec-11                       6.6700
    25-Dec-11                      25-Jan-12                       6.6700
    25-Jan-12                      25-Feb-12                       6.6700

UBS AG Ref: 37401334
New AG Ref: 37401506                                                    5

    25-Feb-12                      25-Mar-12                       6.6700
    25-Mar-12                      25-Apr-12                       6.6800
    25-Apr-12                      25-May-12                       6.6800
    25-May-12                      25-Jun-12                       6.6800
    25-Jun-12                      25-Jul-12                       6.7000
    25-Jul-12                      25-Aug-12                       6.7000
    25-Aug-12                      25-Sep-12                       6.7100
    25-Sep-12                      25-Oct-12                       6.7100
    25-Oct-12                      25-Nov-12                       6.7100
    25-Nov-12                      25-Dec-12                       6.7100
    25-Dec-12                      25-Jan-13                       6.7200
    25-Jan-13                      25-Feb-13                       6.7200
    25-Feb-13                      25-Mar-13                       6.7200
    25-Mar-13                      25-Apr-13                       6.7200
    25-Apr-13                      25-May-13                       6.7300
    25-May-13                      25-Jun-13                       6.7300
    25-Jun-13                      25-Jul-13                       6.7000
    25-Jul-13                      25-Aug-13                       6.7000
    25-Aug-13                      25-Sep-13                       6.7000
    25-Sep-13                      25-Oct-13                       6.7000
    25-Oct-13                      25-Nov-13                       6.7000
    25-Nov-13                      25-Dec-13                       6.7000
    25-Dec-13                      25-Jan-14                       6.7100
    25-Jan-14                      25-Feb-14                       6.7100
    25-Feb-14                      25-Mar-14                       6.7100
    25-Mar-14                      25-Apr-14                       6.7100
    25-Apr-14                      25-May-14                       6.7100
    25-May-14                      25-Jun-14                       6.7200
    25-Jun-14                      25-Jul-14                       6.7200
    25-Jul-14                      25-Aug-14                       6.7200
    25-Aug-14                      25-Sep-14                       6.7300
    25-Sep-14                      25-Oct-14                       6.7300
    25-Oct-14                      25-Nov-14                       6.7300
    25-Nov-14                      25-Dec-14                       6.7300
    25-Dec-14                      25-Jan-15                       6.7300
    25-Jan-15                      25-Feb-15                       6.7400
    25-Feb-15                      25-Mar-15                       6.7400
    25-Mar-15                      25-Apr-15                       6.7400
    25-Apr-15                      25-May-15                       6.7400
    25-May-15                      25-Jun-15                       6.7400
    25-Jun-15                      25-Jul-15                       6.7600
    25-Jul-15                      25-Aug-15                       6.7700
    25-Aug-15                   Termination Date                   4.7500


Floating Amount:               To be determined in accordance with the following
                               formula:
                               Greater of

UBS AG Ref: 37401334
New AG Ref: 37401506                                                    6

                               (1) 250 * Calculation Amount * Floating Rate Day Count Fraction * (Floating Rate Option -
                               Cap Rate)and
                               (2) 0

Floating Rate Option:          USD-LIBOR-BBA, provided however, that if the
                               Floating Rate determined from such Floating Rate
                               Option for any Calculation Period is greater than the rate listed in the Cap Rate Schedule B, the Floating Rate for such Calculation Period shall be deemed equal to the rate listed in the Cap
                               Rate Schedule B

Cap Rate Schedule B:

-------------------------------------------------------------------------------
                               Period up to but
Period from and including:        excluding:       Cap Rate (percent per annum)
-------------------------------------------------------------------------------
      Effective Date              25-Dec-07                    7.2200
        25-Dec-07                 25-Jan-08                    7.3100
        25-Jan-08                 25-Feb-08                    7.4000
        25-Feb-08                 25-Mar-08                    7.4900
        25-Mar-08                 25-Apr-08                    7.5800
        25-Apr-08                 25-May-08                    7.6400
        25-May-08                 25-Jun-08                    7.7100
        25-Jun-08                 25-Jul-08                    7.7600
        25-Jul-08                 25-Aug-08                    7.8100
        25-Aug-08                 25-Sep-08                    7.8500
        25-Sep-08                 25-Oct-08                    7.9000
        25-Oct-08                 25-Nov-08                    7.9300
        25-Nov-08                 25-Dec-08                    7.9500
        25-Dec-08                 25-Jan-09                    7.9600
        25-Jan-09                 25-Feb-09                    8.2900
        25-Feb-09                 25-Mar-09                    8.2900
        25-Mar-09                 25-Apr-09                    8.2900
        25-Apr-09                 25-May-09                    8.2900
        25-May-09                 25-Jun-09                    8.2900
        25-Jun-09                 25-Jul-09                    8.3300
        25-Jul-09                 25-Aug-09                    8.3400
        25-Aug-09                 25-Sep-09                    8.3400
        25-Sep-09                 25-Oct-09                    8.3400
        25-Oct-09                 25-Nov-09                    8.3400
        25-Nov-09                 25-Dec-09                    8.3500
        25-Dec-09                 25-Jan-10                    8.3500
        25-Jan-10                 25-Feb-10                    8.3500
        25-Feb-10                 25-Mar-10                    8.3500
        25-Mar-10                 25-Apr-10                    8.3500
        25-Apr-10                 25-May-10                    8.3500
        25-May-10                 25-Jun-10                    7.9600
        25-Jun-10                 25-Jul-10                    7.9900
        25-Jul-10                 25-Aug-10                    7.9900
        25-Aug-10                 25-Sep-10                    8.0000

UBS AG Ref: 37401334
New AG Ref: 37401506                                                    7

        25-Sep-10                 25-Oct-10                    8.0000
        25-Oct-10                 25-Nov-10                    7.2400
        25-Nov-10                 25-Dec-10                    7.1500
        25-Dec-10                 25-Jan-11                    7.0600
        25-Jan-11                 25-Feb-11                    6.9500
        25-Feb-11                 25-Mar-11                    6.8300
        25-Mar-11                 25-Apr-11                    6.7700
        25-Apr-11                 25-May-11                    6.7700
        25-May-11                 25-Jun-11                    6.7700
        25-Jun-11                 25-Jul-11                    6.6600
        25-Jul-11                 25-Aug-11                    6.6600
        25-Aug-11                 25-Sep-11                    6.6800
        25-Sep-11                 25-Oct-11                    6.8200
        25-Oct-11                 25-Nov-11                    6.9700
        25-Nov-11                 25-Dec-11                    7.1100
        25-Dec-11                 25-Jan-12                    7.2400
        25-Jan-12                 25-Feb-12                    7.4000
        25-Feb-12                 25-Mar-12                    8.9000
        25-Mar-12                 25-Apr-12                    8.9000
        25-Apr-12                 25-May-12                    8.9000
        25-May-12                 25-Jun-12                    8.9000
        25-Jun-12                 25-Jul-12                    8.9000
        25-Jul-12                 25-Aug-12                    8.9000
        25-Aug-12                 25-Sep-12                    8.9000
        25-Sep-12                 25-Oct-12                    8.9000
        25-Oct-12                 25-Nov-12                    8.9000
        25-Nov-12                 25-Dec-12                    8.9000
        25-Dec-12                 25-Jan-13                    8.9000
        25-Jan-13                 25-Feb-13                    8.9000
        25-Feb-13                 25-Mar-13                    8.9000
        25-Mar-13                 25-Apr-13                    8.9700
        25-Apr-13                 25-May-13                    9.0300
        25-May-13                 25-Jun-13                    9.0900
        25-Jun-13                 25-Jul-13                    9.1600
        25-Jul-13                 25-Aug-13                    9.2100
        25-Aug-13                 25-Sep-13                    9.2600
        25-Sep-13                 25-Oct-13                    9.3100
        25-Oct-13                 25-Nov-13                    9.3200
        25-Nov-13                 25-Dec-13                    9.3500
        25-Dec-13                 25-Jan-14                    9.3700
        25-Jan-14                 25-Feb-14                    9.3600
        25-Feb-14                 25-Mar-14                    9.3800
        25-Mar-14                 25-Apr-14                    9.3700
        25-Apr-14                 25-May-14                    9.3500
        25-May-14                 25-Jun-14                    9.3300
        25-Jun-14                 25-Jul-14                    9.3100

UBS AG Ref: 37401334
New AG Ref: 37401506                                                    8

        25-Jul-14                 25-Aug-14                    9.2800
        25-Aug-14                 25-Sep-14                    9.2400
        25-Sep-14                 25-Oct-14                    9.1900
        25-Oct-14                 25-Nov-14                    9.1500
        25-Nov-14                 25-Dec-14                    9.1000
        25-Dec-14                 25-Jan-15                    9.0300
        25-Jan-15                 25-Feb-15                    8.9400
        25-Feb-15                 25-Mar-15                    8.8500
        25-Mar-15                 25-Apr-15                    8.7700
        25-Apr-15                 25-May-15                    8.6700
        25-May-15                 25-Jun-15                    8.5800
        25-Jun-15                 25-Jul-15                    8.4800
        25-Jul-15                 25-Aug-15                    8.3700
        25-Aug-15              Termination Date                5.3500


Designated Maturity:           One Month

Spread:                        None

Floating Rate Day Count        30/360
Fraction:

Floating Rate Payer Period     The 25th  calendar  day of each  month  during
End Dates:                     the Term of the Transaction,  commencing on
                               25 December 2007, and ending on the Termination
                               Date, subject to no adjustment

Floating Rate Payer Payment    Early Payment shall be  applicable. The Floating
Dates:                         Rate Payer Payment Dates shall be two  Business
                               Days prior to each  Floating  Rate Payer Period
                               End Date.

Reset Dates:                   First day of each Calculation Period.

Business Day Convention:       Modified Following

Additional Provisions:

(i) "Specified Entity" means in relation to UBS AG and Counterparty for the purpose of: --

      Section 5(a)(v),        Not Applicable
      Section 5(a)(vi), Not Applicable
      Section 5(a)(vii),      Not Applicable
      Section 5(b)(iv), Not Applicable

(ii) "Specified Transaction" will be inapplicable to UBS AG and the Counterparty.

(iii) The "Breach of Agreement" provisions of Section 5(a)(ii) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(iv) The "Credit Support Default" provisions of Section 5(a)(iii) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.


UBS AG Ref: 37401334
New AG Ref: 37401506                                                    9

(v) The "Misrepresentation" provisions of Section 5(a)(iv) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(vi) The "Default Under Specified Transaction" provisions of Section 5(a)(v) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(vii) The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(viii) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(ix) The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(x) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties; provided, however, that this severability provision will not be applicable if any provision of Section 2, 5, 6 or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with, such section) is held to the invalid or unenforceable, provided, further, that the parties agree to first use reasonable efforts to amend the affected provisions of Section 2, 5, 6 or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with, such section) so as to preserve the original intention of the parties.

        The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(xi) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(xii) Waiver of Jury Trial. EACH PARTY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING IN CONNECTION WITH THIS AGREEMENT, ANY CREDIT SUPPORT DOCUMENT TO WHICH IT IS A PARTY, OR ANY TRANSACTION. EACH PARTY ALSO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO THE OTHER PARTY'S ENTERING INTO THIS AGREEMENT.

(xiii) Fully Paid Transaction. Notwithstanding the terms of Sections 5 and 6 of the Agreement, if Counterparty has satisfied all of its payment obligations under Section 2(a)(i) of the Agreement with respect to this Transaction, and unless UBS AG is required to return (whether pursuant to an order of a court with due authority to cause UBS AG to be required to return any such payment to Counterparty (or any duly authorized representative thereof) or whether otherwise pursuant to appropriate proceedings to return to Counterparty (or any duly


UBS AG Ref: 37401334
New AG Ref: 37401506                                                    10
        authorized representative thereof)) or UBS AG otherwise returns to Counterparty (or any duly authorized representative thereof) upon demand of Counterparty (or any duly authorized representative thereof) any portion of such payment, then: (a) the occurrence of an event described in Section 5(a) of the Agreement with respect to Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to Counterparty as the Defaulting Party in respect of this Transaction and (b) UBS AG shall be entitled to designate an Early Termination Date pursuant to Section 6 of the Agreement in respect of this Transaction only as a result of a Termination Event set forth in either Section 5(b)(i) or Section 5(b)(ii) of the Agreement with respect to UBS AG as the Affected Party or Section 5(b)(iii) of the Agreement with respect to UBS AG as the Burdened Party. For purposes of the Transaction to which this Confirmation relates, Counterparty's only obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date, each as defined in this Confirmation.


(xiv) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole without regard to the conflict of law provisions thereof (other than New York General Obligations Law Sections 5-1401 and 5-1402).

(xv) Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction; provided, however, that upon the designation of any Early Termination Date, in addition to, and not in limitation of any other right or remedy under applicable law, UBS AG may, by notice to Counterparty require Counterparty to set off any sum or obligation that UBS AG owed to Counterparty against any collateral currently held by Counterparty that UBS AG has posted to Counterparty, and Counterparty shall effect such setoff promptly, if and to the extent permitted to do so under applicable law, provided that Counterparty's exercise of this setoff is not stayed or otherwise delayed by order of any court, regulatory authority or other governmental agency or any receiver other person appointed in respect of UBS AG or any of its property.

(xvi) Proceedings. UBS AG covenants and agrees that it will not institute against or join any other person in instituting against the Counterparty any bankruptcy, reorganization, arrangement, insolvency, winding up or liquidation proceedings, or other proceedings under any United States federal or state, or other bankruptcy, insolvency, liquidation, or similar law, in connection with any obligations relating to this Transaction or otherwise prior to the date that is one year and one day or, if longer, the applicable preference period after all the offered certificates (the "Certificates") have been paid in full; provided, that this paragraph shall not restrict or prohibit UBS AG, after the filing of any proceeding filed independently of UBS AG, from joining any other person, including without limitation the Bank of New York, in any bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or other analogous proceedings relating to Counterparty under any bankruptcy or similar law.

(xvii) The ISDA Form is hereby amended as follows: for the purposes of this Transaction, the word "third" shall be replaced by he word "first" in the third line of Section 5(a)(i) of the ISDA Form; provided, however, that notwithstanding the foregoing, an Event of Default shall not occur under Section 5(a)(i) if, as demonstrated to the reasonable satisfaction of the other party, (a) the failure to pay or deliver is caused by an error or omission of an administrative or operational nature; and (b) funds or the relevant instrument were available to such party to enable it to make the relevant payment or delivery when due; and (c) such relevant payment is made within three Business Days following receipt of written notice from the other party of such failure to pay.

(xvii)  Multibranch Party. For the purpose of Section 10(c) of the Agreement:




UBS AG Ref: 37401334
New AG Ref: 37401506                                                    11

       (i) UBS AG is a Multibranch Party and may act through its branches in any of the following territories or countries: England and Wales, United States of America, Switzerland, Hong Kong, Australia and Singapore.

      (ii) Counterparty is not a Multibranch Party.

(xix)  Payments on Early Termination. For the purpose of Section 6(e) of this
       Agreement:

        (i) Market Quotation will apply.
       (ii) The Second Method will apply.

(xx) Event of Default relating to Bankruptcy. Clause (2) of Section 5(a)(vii) shall not apply to Counterparty.

(xxi) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that the Counterparty shall be deemed to not have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

(xxii) Credit Support Provider and Credit Support Document: shall not apply to either party

(xxiii) Additional Termination Event: If a Rating Agency Downgrade or
        Subsequent Rating Agency Downgrade has occurred and UBS AG has not within the applicable time frame specified in clause (xxiv) below, complied with the applicable terms set forth in clause (xxiv) below, then an Additional Termination Event shall have occurred with respect to UBS AG and UBS AG shall be the sole Affected Party with respect to such Additional Termination Event.

(xxiv)  Rating Agency Downgrade: In the event of a Rating Agency Downgrade
        (as defined below) with respect to UBS AG (or any applicable Credit Support Provider), unless within thirty (30) days after the occurrence of such event, each Relevant Rating Agency has reconfirmed in writing the rating of the Certificates which was in effect immediately prior to such Rating Agency Downgrade, shall, at its sole expense, and within 30 days either:

        (1) deliver collateral subject to the Rating Agency Condition; or

        (2) assign this Agreement to, or obtain a replacement master agreement and transaction thereunder, subject to the Rating Agency Condition (the documentation of which satisfies each Relevant Rating Agency) with any bank or financial institution (or any party providing credit support on such Person's behalf) that meets or exceeds the Approved Rating Threshold; or

        (3) establish any other arrangement satisfactory to each Relevant Rating Agency subject tot the Rating Agency Condition.

        If UBS AG elects to deliver collateral as described in clause (i) above, such collateral shall be governed by the ISDA form of Credit Support Annex (NY law form) (as amended, supplemented or otherwise modified from time to time), as such form is agreed to by UBS and Counterparty.

        For the purposes hereof, a Rating Agency Downgrade will have occurred if: (i) UBS AG's short-term unsecured and unsubordinated debt rating (the "Short Term Rating") is reduced below "A-1" by S&P or UBS AG's long-term unsecured and unsubordinated debt rating (the "Long Term Rating") is reduced below "A+" by S&P; or (ii) (a) UBS AG's Short Term Rating is reduced below "P-1" by Moody's (or if rated "P-1" by Moody's, such rating is on credit watch for possible downgrade) or UBS AG's Long Term Rating is reduced below "A2" by Moody's (or if rated "A2" by Moody's, such rating is on credit


UBS AG Ref: 37401334
New AG Ref: 37401506                                                    12
        watch for possible downgrade),or (b) if UBS AG does not have a Short Term Rating by Moody's, UBS AG's Long Term Rating is reduced below "A-1" by Moody's.

        In addition, it being further understood that if UBS AG's Long Term Rating is reduced below "BBB-" by S&P or UBS AG's Short Term Rating is reduced below "P-2" by Moody's (or if rated "P-2" by Moody's, such rating is on credit watch for possible downgrade) or UBS AG's Long Term Rating is reduced below "A3" by Moody's (or if rated "A3" by Moody's, such rating is on credit watch for possible downgrade) (referred to as a "Subsequent Rating Agency Downgrade"), then UBS AG shall deliver such collateral as may be required by a Relevant Rating Agency, subject to the Rating Agency Condition, and (unless within ten
        (10) days after the occurrence of such Subsequent Rating Agency Downgrade, each Rating Agency has reconfirmed in writing the rating of the Certificates which was in effect immediately prior to such Subsequent Rating Agency Downgrade), at its sole expense, and within 10 business days, assign this Transaction to, or obtain a replacement master agreement and transaction thereunder, subject to the Rating Agency Condition (the documentation of which satisfies each Relevant Rating Agency) with any bank or financial institution (or any party providing credit support on such Person's behalf) that satisfies the Approved Rating Threshold.

       The lowest rating that would not result in a Rating Agency Downgrade is referred to as the "Approved Rating Threshold".

       For purposes hereof:

       "Moody's" means Moody's Investors Service, Inc.

       "S&P" means Standard & Poor's Rating Services Group, a division of the Mc-Graw Hill Companies, Inc. S&P is also referred to individually as the "Swap Rating Agency".

       "Rating Agency Condition: means, with respect to any particular proposed act or omission to act hereunder, that the party acting or failing to act has consulted with the Relevant Rating Agency then providing a rating of the Certificates and received a prior written confirmation that the proposed action or inaction would not cause a downgrading or withdrawal of the then-current rating of the Certificates.

       "Relevant Rating Agency" means, each of Moody's and S&P.

(xxv) Transfer, Amendment and Assignment: Other than the Transfer under the Assignment Agreement, no transfer, assignment, amendment, modification or waiver in respect of this Transaction will be effective unless the Rating Agency Condition is satisfied. The foregoing shall not, however, create any obligation on the part of UBS AG to provide any such written notice.

(xxvi) Permitted Assignment: For purposes of Section 7 of the Agreement, UBS AG hereby consents to the Transfer under the Assignment Agreement.

(xxvii) Payer Tax Representations: For the purposes of Section 3(e) of the
        Master Agreement, UBS AG will make the following representation and Counterparty will not make the following representation: it is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to
        Section 3(f) of the Master Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of the Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall



UBS AG Ref: 37401334
New AG Ref: 37401506                                                    13
         not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of this Agreement by reason of material prejudice to its legal or commercial position.

(xxviii) Payee Tax Representations: For the purpose of Section 3(f) of the
         Master Agreement, the Counterparty makes the following representation:

         (1) To the extent that the Counterparty is UBS Real Estate Securities, Inc. the Counterparty is incorporated under the laws of the State of Delaware and regarded as a corporation for U.S. Federal income tax purposes.

         (2) To the extent that the Counterparty is the Transferee, the counterparty is a common law trust formed under the laws of the State of New York and regarded as a grantor trust owned proportionately by the holders of the offered certificates
             (other than the Class A-R Certificates) in CWALT, Inc. Alternative Loan Trust 2006-OA10.


(xxiv)    Agreement to Deliver Documents:

For the purposes of Section 4(a)(i) and (ii) of the ISDA Form, the parties agree to deliver the following documents as applicable.

(a) Tax forms, documents or other certificates to be delivered are:



UBS AG Ref: 37401334
New AG Ref: 37401506                                                    14

Party required to    Form/Document/Certificate Date by which to
deliver document                               be delivered


UBS AG and           Any form or document      Promptly upon
Counterparty         required or reasonably    reasonable
                     requested to allow the    demand by the
                     other party to make       other party.
                     payments without any
                     deduction or
                     withholding for or on
                     account of any Tax, or
                     with such deduction or
                     withholding at a
                     reduced rate.

Counterparty         To the extent that the    (i) Upon
                     Counterparty is the       execution and
                     Transferee, one duly      delivery of
                     executed and completed    this
                     U.S. Internal Revenue     Confirmation;
                     Service Form W-9 (or      with such form
                     successor thereto)        to be updated
                     executed by such party    as required
                     or parties as may be      under
                     required under            applicable U.S.
                     applicable U.S.           Treasury
                     Treasury Regulations.     Regulations;
                                               (ii) promptly
                                               upon demand by
                                               UBS AG and
                                               (iii) promptly
                                               upon learning that
                                               any Form W-9 (or
                                               any successor
                                               thereto) has
                                               become obsolete
                                               or incorrect.
Counterparty         To the extent that the
                     Counterparty is UBS
                     Real Estate Securities,
                     Inc., one duly executed
                     and completed U.S.
                     Internal Form W-9 (or
                     successor thereto)
                     executed by such party
                     or parties as may be
                     required under
                     applicable U.S.
                     Treasury Regulations.

(b) Other documents to be delivered are:


Party required to  Form/Document/             Date by which      Covered by
deliver document   Certificate                to be delivered    Section 3(d)
                                                                Representation

UBS AG             Any documents required     Upon the          Yes
                   by the receiving party     execution and
                   to evidence the            delivery of
                   authority of the           this Agreement
                   delivering party for it    and such
                   to execute and deliver     Confirmation
                   this Confirmation and to
                   evidence the authority
                   of the delivering party
                   to perform its
                   obligations under this
                   Agreement or the
                   Transaction governed by
                   this

UBS AG Ref: 37401334
New AG Ref: 37401506                                                    15

Party required to  Form/Document/             Date by which      Covered by
deliver document   Certificate                to be delivered    Section 3(d)
                                                                 Representation

                   Confirmation
UBS AG             A certificate of an        Upon the          Yes
                   authorized officer of the  execution and
                   party, as to the           delivery of
                   incumbency and authority   this
                   of the respective          Confirmation
                   officers of the party
                   signing this Confirmation


(xxv) Relationship Between Parties
----------------------------------

Each party will be deemed to represent to the other party on the date on which it enters into this Transaction that (in the absence of a written agreement between the parties which expressly imposes affirmative obligations to the contrary for this Transaction):

(a) Non-Reliance. Each party is acting for its own account, and has made its own independent decisions to enter into this Transaction and this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. Each party is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanation relating to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

(b) Assessment and Understanding. Each party is capable of assessing the merits of and understands (on its own behalf or through independent professional advice), and accepts, the terms, conditions and risks of this Transaction. Each party is also capable of assuming and assumes, the risks of this Transaction.

(c) Status of the Parties. Neither party is acting as a fiduciary for or as an adviser to the other in respect of this Transaction.

(d) Eligible Contract Participant. Each party constitutes an "eligible contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended.


References in this clause to "a party" shall, in the case of UBS AG and where the context so allows, include references to any affiliate of UBS AG.

(xxx)    Account Details for UBS
AG:
Currency:                 USD
Correspondent Bank:       UBS AG, STAMFORD BRANCH
Swift Address:            UBSWUS33XXX
Favour:                   UBS AG LONDON BRANCH
Swift Address:            UBSWGB2LXXX
Account No:               101-wa-140007-000
Further Credit To:
Swift Address:
Account No:



UBS AG Ref: 37401334
New AG Ref: 37401506                                                    16

(xxvi)    Offices
-----------------
(a) The office of UBS AG for the Interest Rate Cap Transaction is London; and
(b) The office of Counterparty for the Interest Rate Cap Transaction is New
    York

Contact Names at UBS AG:
------------------------
Payment Inquiries         Elisa Doctor                  Mailto:DL-USOTCRATES-
                                                        SETTS@ubs.com
                                                        ---------------------
Pre Value Payments:       Pre Value Payment             203.719.1110
                          Investigations:
Post Value Payments:      Post Value Payment            203.719.1110
                          Investigations:
Confirmation Queries:     Confirmation Control:         203.719.3733
ISDA  Documentation:      Credit Risk Management:       212.713.1170
Swift:                    UBSWGB2L
Fax:                      203.719.0274
Address:                  UBS AG
                          677 Washington Blvd
                          Stamford CT 06901


Address for notices or communications to the Counterparty (effective solely upon Transfer to Counterparty under the Assignment Agreement):

The Bank of New York
101 Barclay Street
New York, NY 10286
MBS Structured Finance Services
Attn: Matthew J. Sabino
Telephone: 212-815-4800
Telephone: 212-815-6093
Fax: 212-815-3986
Email: msabino@bankofny.com


Payments to Counterparty (effective solely upon Transfer to Counterparty under the Assignment Agreement):

The Bank of New York
New York, NY
ABA#: 021-000-018
GLA#: 111-565
For Further Credit: TAS A/C 580790
Attn: Matthew J. Sabino
Email: msabino@bankofny.com
Telephone: 212-815-6093



Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter or facsimile substantially similar to this letter, which letter or facsimile sets forth the material terms of the Transaction to which this Confirmation relates and indicates your agreement to those terms or by sending to us a return letter or facsimile in the form attached.


UBS AG Ref: 37401334
New AG Ref: 37401506                                                    17

This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Yours Faithfully
For and on Behalf of
UBS AG, London Branch

UBS AG LONDON BRANCH
By: Christopher Dingle                    By:Jonathan McTernan



Name:  /s/ Christopher Dingle             Name: /s/ Jonathan McTernan
Title:   Associate Director               Title:  Associate Director



Acknowledged and Agreed by UBS Real Estate Securities, Inc. as of the date first written above:

By:  /s/ Peter Slagowitz                       /s/ Sameen Tikoo

Name :   Peter Slagowitz                           Sameen Tikoo
Title :  Managing Director                         Associate Director

UBS AG London Branch, 1 Finsbury Avenue, London, EC2M 2PP UBS AG is a member of the London Stock Exchange and is regulated in the UK by the Financial Services Authority.

Representatives of UBS Limited introduce trades to UBS AG via UBS Limited.


UBS AG Ref: 37401334
New AG Ref: 37401506                                                    18